EXHIBIT 32.2

CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350,
AS ENACTED BY
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), I, Jimmy Wang, certify that:

1.

The Amendment No. 1 to Quarterly Report on Form 10-Q/A for the quarter ended June 30, 2011 (the “Report”) of Nevada Gold Holdings, Inc. (the “Company”) as filed with the Securities and Exchange Commission as of the date hereof, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 24, 2011

/s/ Jimmy Wang

Jimmy Wang

Controller

(principal financial officer)

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Nevada Gold Holdings, Inc., and will be retained by Nevada Gold Holdings, Inc., and furnished to the Securities and Exchange Commission or its staff upon request.